UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05603

Name of Fund: BlackRock World Income Fund, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock World Income Fund, Inc., 40 East 52nd Street, New York, NY 10022.

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2009

Date of reporting period: 06/30/2009

Item 1 – Report to Stockholders

EQUITIES  FIXED INCOME  REAL ESTATE  LIQUIDITY  ALTERNATIVES  BLACKROCK SOLUTIONS

BlackRock World Income Fund, Inc.

SEMI-ANNUAL REPORT JUNE 30, 2009 | (UNAUDITED)

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

2	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2009

Dear Shareholder

The past 12 months reveal two distinct market backdrops — one of investor pessimism and decided weakness, and another of optimism and nascent signs of recovery. The first half of the year was characterized by the former, as the global financial crisis erupted into the worst recession in decades. Daily headlines recounted universal macroeconomic deterioration, financial sector casualties, volatile swings in global equity markets, and unprecedented government intervention that included widespread (and globally coordinated) monetary and quantitative easing by central banks and large-scale fiscal stimuli. Sentiment improved noticeably in March, however, on the back of new program announcements by the Treasury and Federal Reserve, as well as generally stronger-than-expected economic data in a few key areas, including retail sales, business and consumer confidence, manufacturing and housing.

In this environment, US equities contended with extraordinary volatility, posting steep declines early, and then recouping those losses — and more —between March and May. Investor enthusiasm eased off in the final month of the period, mostly as a result of profit taking and portfolio rebalancing, as opposed to a change in the economic outlook. Through June 30, stocks did quite well on a year-to-date basis, with nearly all major indices crossing into positive territory. The experience in international markets was similar to that in the United States, though performance was generally more extreme both on the decline and on the upturn. Notably, emerging markets, which lagged most developed regions through the downturn, reassumed leadership in 2009 as these areas of the globe have generally seen a stronger acceleration in economic recovery.

In fixed income markets, while a flight to quality remained a prevalent theme, relatively attractive yields and distressed valuations, alongside a more favorable macro environment, eventually captured investor attention, leading to a sharp recovery in non-Treasury assets. A notable example from the opposite end of the credit spectrum was the high yield sector, which has firmly outpaced all other taxable asset classes since the start of 2009. At the same time, the municipal bond market enjoyed a strong return after the exceptional market volatility of 2008, buoyed by a combination of attractive valuations, robust retail investor demand and a slowdown in forced selling. Direct aid to state and local governments via the American Recovery and Reinvestment Act of 2009 has also lent support.

All told, results for the major benchmark indexes reflected a bifurcated market.

Total Returns as of June 30, 2009	6-month	12-month

US equities (S&P 500 Index)	3.16%	(26.21)%

Small cap US equities (Russell 2000 Index)	2.64	(25.01)

International equities (MSCI Europe, Australasia, Far East Index)	7.95	(31.35)

US Treasury securities (Merrill Lynch 10-Year US Treasury Index)	(8.74)	7.41

Taxable fixed income (Barclays Capital US Aggregate Bond Index)	1.90	6.05

Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	6.43	3.77

High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	30.92	(1.91)

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

The market environment has clearly improved since the beginning of the year, but a great deal of uncertainty and risk remain. Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional insight and timely “food for thought,” we invite you to visit our award-winning Shareholder® magazine, now available exclusively online at www.blackrock.com/shareholdermagazine. We thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Announcement to Shareholders

On June 16, 2009, BlackRock, Inc. announced that it received written notice from Barclays PLC (“Barclays”) in which Barclays’ Board of Directors had accepted BlackRock’s offer to acquire Barclays Global Investors (“BGI”). At a special meeting held on August 6, 2009, BlackRock’s proposed purchase of BGI was approved by an overwhelming majority of Barclays’ voting shareholders, an important step toward closing the transaction. The combination of BlackRock and BGI will bring together market leaders in active and index strategies to create the preeminent asset management firm. The transaction is scheduled to be completed in the fourth quarter of 2009, subject to important fund shareholder and regulatory approvals.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of June 30, 2009

Portfolio Management Commentary

How did the Fund perform?

•	The Fund outperformed the benchmark J.P.Morgan Global Government Bond Broad Index for the six-month period.

What factors influenced performance?

•

Emerging market exposure contributed to performance over the period, as spread compression on higher-quality credits forced investors to look for yield in riskier names. An overweight in US investment-grade credit, as well as an allocation to high yield, also enhanced Portfolio returns as risk appetite returned to the market. In addition, the Portfolio’s overweight in commercial mortgage-backed securities (CMBS) and non-agency mortgage-backed securities (MBS) aided results, as valuations in these sectors continue to improve following the expansion of the Term Asset-Backed Securities Loan Facility (TALF) and the introduction of the Public-Private Investment Program (PPIP).

•

Conversely, a duration overweight in UK government bonds detracted from Fund performance earlier in the period. In terms of spread positioning, the Fund’s overweight in German government bonds versus peripheral markets of the Eurozone hampered results, as peripheral market spreads rallied along with other spread assets, most notably during the second half of the period.

Describe recent Fund activity.

•

As global yields rose over the period, we used this opportunity to add duration in Germany, and to move from a neutral to an overweight duration position in the United States. We closed the Fund’s duration overweight in the United Kingdom, as fears over the inflationary impact of quantitative easing weighed on prices. We took profits on our US agency MBS positions as we saw more attractive investment opportunities elsewhere, and took advantage of improved liquidity and price levels to reduce our CMBS positions. We reinvested proceeds from these trades into agency/government-related debt, where we favor European government-guaranteed paper. The Fund added to its emerging allocation, mainly through US dollar (USD)-denominated debt in Venezuela and Argentina, as tiering of the emerging market led to excessive risk premiums for select higher-beta credits within the emerging market universe.

Describe Fund positioning at period end.

•

Risk aversion subsided over the period as less-bad data suggested that the contraction of economic activity slowed. However, we continue to believe it is premature to position for an exit strategy from monetary stimulus and quantitative easing, given continued job losses, particularly in the United States. We maintain a long duration bias in the Fund, and we favor agency/government-related debt. Despite a strong rally over the period, we believe a case for investment in corporate bonds remains, as we expect higher-quality names to continue to offer an attractive premium relative to government bonds.

•

We ended the period with a 5% allocation to high yield, and a 15% allocation to emerging markets. In terms of currency positioning, on an absolute basis, the Fund ended the period with 67% allocated to the USD, 16% allocated to the euro and 10% allocated to the yen.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Expense Example

	Actual			Hypothetical[2]

	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses Paid During the Period[1]	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses Paid During the Period[1]

Institutional	$1,000	$1,032.30	$5.43	$1,000	$1,019.15	$5.40
Investor A	$1,000	$1,031.30	$6.43	$1,000	$1,020.47	$6.39
Investor B	$1,000	$1,026.80	$9.10	$1,000	$1,015.52	$9.05
Investor C	$1,000	$1,025.80	$10.08	$1,000	$1,014.54	$10.03
Investor C1	$1,000	$1,028.40	$9.25	$1,000	$1,015.38	$9.19

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.09% for Institutional, 1.29% for Investor A, 1.83% for Investor B, 2.03% for Investor C and 1.86% for Investor C1), multiplied by the average account value over the period, multiplied by 180/367 (to reflect the one-half year period shown).

[2]

Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 367.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

4	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2009

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge

[2]	The Fund invests in a global portfolio of fixed income securities denominated in various currencies, including multinational currency units.

[3]	This unmanaged Index measures the performance of leading government bond markets based on total return in US currency.

Performance Summary for the Period Ended June 30, 2009

			Average Annual Total Returns[4]

			1 Year		5 Years		10 Years

	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

Institutional	2.66%	3.23%	(1.30)%	N/A	6.15%	N/A	7.36%	N/A
Investor A	2.34	3.13	(1.51)	(5.45)%	5.90	5.04%	7.11	6.67%
Investor B	1.93	2.68	(2.20)	(5.85)	5.31	4.99	6.53	6.53
Investor C	1.71	2.58	(2.41)	(3.32)	5.12	5.12	6.31	6.31
Investor C1	1.89	2.84	(2.08)	(2.99)	5.32	5.32	6.49	6.49
J.P. Morgan Global Government Bond Broad Index	—	(1.55)	3.80	N/A	6.16	N/A	6.65	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2009	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 4% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.50% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

•

Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. Prior to October 2, 2006, Investor C Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect the Investor C Share fees.

•

Investor C1 Shares are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. In addition, Investor C1 Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in the performance tables on page 5 assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, service, distribution fees including 12b-1 fees and other Fund expenses. The expense example on page 4 (which is based on a hypothetical investment of $1,000 invested on January 1, 2009 and held through June 30, 2009) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class line under the headings entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2009

Portfolio Information

As of June 30, 2009

Portfolio Composition	Percent of Long-Term Investments

Foreign Government Obligations	63%
Corporate Bonds	20
U.S. Treasury Obligations	6
Non-U.S. Government Sponsored Agency Mortgage-Backed Securities	5
Asset-Backed Securities	4
Preferred Securities	1
Taxable Municipal Bonds	1

Geographic Allocation	Percent of Long-Term Investments

United States	26%
Germany	13
United Kingdom	10
Japan	9
France	8
Canada	5
Venezuela	4
Brazil	3
Peru	2
Spain	2
Ireland	2
Denmark	2
Russia	2
Mexico	2
Italy	2
Other[1]	8

[1]	Other includes a 1% holding in each of the following countries: Netherlands, Australia, Norway, Sweden, Greece, Argentina, Republic of Turkey and Colombia.

Derivative Instruments

The Fund may invest in various derivative instruments, including swaps, financial futures contracts, foreign currency exchange contracts and other instruments specified in the Notes to Financials Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction and illiquidity of the derivative instrument.

The Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2009	7

Schedule of Investments June 30, 2009 (Unaudited)	(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value

France — 0.4%
Auto ABS Compartiment Series 2007-1 Class A, 1.98%, 2/25/19	EUR	500	$645,341

United States — 3.1%
Ford Credit Auto Owner Trust Series 2006-C Class A3, 5.16%, 11/15/10	USD	715	720,197
Home Equity Asset Trust Series 2007-2 Class 2A1, 0.42%, 7/25/37 (a)		248	220,539
Nissan Auto Receivables Owner Trust:
Series 2009-1 Class A3, 5.00%, 9/15/14		560	589,172
Series 2009-A Class A2, 2.94%, 7/15/11		590	593,777
SLM Student Loan Trust (a):
Series 2005-1 Class A2, 1.17%, 4/27/20		1,030	995,062
Series 2008-5 Class A2, 2.19%, 10/25/16		600	587,941
Series 2008-5 Class A3, 2.39%, 1/25/18		600	586,567
Series 2008-5 Class A4, 2.79%, 7/25/23		600	601,640

			4,894,895

Total Asset-Backed Securities — 3.5%			5,540,236

Corporate Bonds

Bermuda — 0.2%
AES China Generating Co. Ltd., 8.25%, 6/26/10		264	242,839

Canada — 0.5%
Ainsworth Lumber Co. Ltd., 11.00%, 7/29/15 (b)		362	114,754
Novelis, Inc., 7.25%, 2/15/15		850	646,000

			760,754

Denmark — 0.5%
Realkredit Danmark A/S Series 83D, 4.10%, 1/01/38 (a)	DKK	4,567	798,360

Finland — 0.3%
Dexia Credit Local, 2.38%, 9/23/11 (b)	USD	520	520,564

France — 0.0%
Crown European Holdings SA, 6.25%, 9/01/11	EUR	39	52,523

Ireland — 1.8%
Cars Alliance Series 2007-1 Class A, 1.59% 10/08/23		300	381,238
DEPFA ACS Bank Series 686, 1.65%, 12/20/16	JPY	230,000	1,575,909
GE Capital European Funding, 4.38%, 3/30/11	EUR	280	399,183
Talisman Finance Plc Series 7 Class A, 1.64%, 4/22/17 (a)		577	439,746

			2,796,076

Italy — 0.2%
COMP Series 2007-2 Class A, 1.546%, 10/25/20		300	377,136

Corporate Bonds	Par (000)		Value

Netherlands — 1.0%
Fortis Bank Nederland Holding NV, 3.38%, 5/19/14	EUR	350	$491,249
LeasePlan Corp. NV, 3.25%, 5/22/14		425	592,898
Telefonica Europe BV, 7.75%, 9/15/10	USD	500	527,438

			1,611,585

New Zealand — 0.5%
ANZ National Int’l Ltd., 3.25%, 4/02/12 (b)		775	770,837

Norway — 1.3%
Eksportfinans A/S Series MTN, 4.38%, 9/20/10	EUR	1,075	1,548,849
Kommunalbanken AS, 5.13%, 5/30/12	USD	400	428,885

			1,977,734

Russia — 0.5%
Morgan Stanley Bank AG for OAO Gazprom, 9.63%, 3/01/13		800	820,000

United Kingdom — 2.6%
FCE Bank Plc:
7.13%, 1/16/12	EUR	250	296,354
7.13%, 1/15/13		400	454,526
Imperial Tobacco Finance Plc, 5.00%, 6/25/12		400	566,979
Lloyds TSB Bank Plc, 6.25%, 4/15/14		150	218,239
NTL Cable Plc, 9.13%, 8/15/16	USD	250	240,625
Northern Rock Plc, 5.63%, 6/22/17 (b)		1,600	1,398,724
Vodafone Group Plc:
7.75%, 2/15/10		450	465,215
4.15%, 6/10/14		450	442,939

			4,083,601

United States — 10.0%
American Greetings Corp., 7.38%, 6/01/16		375	268,125
American Tire Distributors, Inc., 7.46%, 4/01/12 (a)		400	271,000
American Tower Corp., 7.13%, 10/15/12		215	216,344
BAE Systems Holdings, Inc., 4.95%, 6/01/14 (b)		350	351,801
Bottling Group LLC, 5.13%, 1/15/19		650	662,504
Cincinnati Bell, Inc., 7.25%, 7/15/13		370	338,550
Cricket Communications, Inc., 10.00%, 7/15/15 (b)		285	282,863
DJO Finance LLC, 10.88%, 11/15/14		95	83,125
Dycom Industries, Inc., 8.13%, 10/15/15		500	420,000
EchoStar DBS Corp., 7.00%, 10/01/13		345	327,750
General Electric Capital Corp., 6.15%, 8/07/37 (c)		440	362,432
General Mills, Inc., 5.65%, 2/15/19		575	600,969
The Goodyear Tire & Rubber Co., 7.86%, 8/15/11		470	458,250
Kreditanstalt fuer Wiederaufbau, 3.50%, 3/10/14		1,675	1,709,201
MetLife, Inc., 6.75%, 6/01/16		549	558,912
MetroPCS Wireless, Inc., 9.25%, 11/01/14		320	318,000
Morgan Stanley, 2.25%, 3/13/12		825	832,266
National City Bank, 1.41%, 9/09/09 (a)		510	508,866
NewPage Corp., 10.00%, 5/01/12		290	139,200
Nielsen Finance LLC, 10.00%, 8/01/14		500	473,125

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the list on the right.

GO	General Obligation Bonds
RB	Revenue Bonds

See Notes to Financial Statements.

8	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2009

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

United States (concluded)
Occidental Petroleum Corp., 7.00%, 11/01/13	USD	375	$429,328
Peabody Energy Corp., 7.38%, 11/01/16		310	292,950
Princeton University, 4.95%, 3/01/19		690	698,411
Qwest Communications International, Inc. Series B, 7.50%, 2/15/14		360	328,500
Qwest Corp., 7.50%, 10/01/14		500	476,875
Rainbow National Services LLC, 10.38%, 9/01/14 (b)		280	290,150
SLM Corp.:
1.23%, 7/27/09 (a)		420	418,211
4.30%, 12/15/09	CAD	250	211,709
5.40%, 10/25/11	USD	90	80,945
Sabine Pass LNG LP, 7.50%, 11/30/16		850	686,375
Sovereign Bancorp, Inc., 4.90%, 9/23/10		675	659,306
Stanley-Martin Communities LLC, 9.75%, 8/15/15		250	62,500
Steel Dynamics, Inc., 7.38%, 11/01/12		100	94,750
SunGard Data Systems, Inc., 10.63%, 5/15/15 (b)		420	411,600
TL Acquisitions, Inc., 10.50%, 1/15/15 (b)		370	299,700
Tenet Healthcare Corp. (b):
9.00%, 5/01/15		50	50,375
10.00%, 5/01/18		20	21,000
UBS AG Series DPNT, 5.88%, 12/20/17		500	465,630
Verizon Wireless Capital LLC, 3.75%, 5/20/11 (b)		675	688,819

			15,850,417

Total Corporate Bonds — 19.4%			30,662,426

Foreign Government Obligations

Argentina Government International Bond, 8.28%, 12/31/33		1,961	1,029,404
Bolivarian Republic of Venezuela, 9.375%, 1/13/34		660	412,500
Brazilian Government International Bond:
10.50%, 7/14/14		1,700	2,116,500
8.00%, 1/15/18		570	638,400
5.88%, 1/15/19		250	252,250
8.25%, 1/20/34		1,350	1,603,125
Bundesobligation:
Series 145, 3.50%, 10/09/09	EUR	496	699,885
Series 148, 3.50%, 4/08/11		3,100	4,515,077
Bundesrepublik Deutschland:
4.25%, 1/04/14		405	610,878
Series 07, 4.25%, 7/04/39		2,850	4,038,210
Bundesschatzanweisungen, 1.25%, 3/11/11		689	967,285
Canadian Government Bond:
3.75%, 6/01/12	CAD	2,950	2,672,614
5.00%, 6/01/37		2,685	2,755,059
Colombia Government International Bond, 7.38%, 3/18/19	USD	910	971,425
Denmark Government Bond, 4.00%, 11/15/10	DKK	5,800	1,124,551

Foreign Government Obligations	Par (000)		Value

Deutsche Bundesrepublik:
3.75%, 1/04/15	EUR	2,010	$2,968,037
4.75%, 7/04/34		3,325	4,967,326
Series 00, 5.50%, 1/04/31		337	548,235
Dominican Republic International Bond, 9.04%, 1/23/18	USD	219	190,178
Export Development Canada, 2.38%, 3/19/12		850	855,989
France Government Bond OAT:
3.75%, 4/25/17	EUR	3,015	4,326,182
4.25%, 10/25/18		1,890	2,766,342
4.00%, 10/25/38		1,193	1,576,876
French Treasury Note BTAN, 2.50%, 1/12/14		490	683,991
Hellenic Republic Government Bond, 4.09%, 2/20/13		885	1,251,198
Indonesia Government International Bond, 7.50%, 1/15/16 (b)	USD	350	352,625
Italy Buoni Poliennali Del Tesoro:
3.75%, 12/15/13	EUR	390	559,317
4.50%, 2/01/18		195	283,135
4.00%, 2/01/37		1,075	1,254,747
Japan Government:
Fifteen Year Bond Series 39, 1.04%, 3/20/21 (a)	JPY	274,500	2,830,056
Twenty Year Bond Series 99, 2.10%, 12/20/2027		202,500	2,134,495
Japanese Government CPI Linked Bond:
1.20%, 12/10/17		50,501	456,652
Series 12, 1.20%, 6/10/17		338,870	3,022,947
Series 13, 1.30%, 9/10/17		397,800	3,663,340
Series 15, 1.40%, 3/10/18		65,636	602,545
Kingdom of Denmark, 3.13%, 3/17/14	EUR	500	702,292
Mexican Bonos:
9.50%, 12/18/14	MXN	8,666	718,745
Series M 10, 7.75%, 12/14/17		17,675	1,311,909
Mexico Government International Bond, 8.30%, 8/15/31	USD	418	498,465
New South Wales Treasury Corp. Series 13, 5.25%, 5/01/13	AUD	1,060	846,784
Peru Government International Bond:
9.13%, 2/21/12	USD	2,100	2,399,250
8.75%, 11/21/33		225	273,938
6.55%, 3/14/37		715	693,550
Province of Ontario Canada, 4.10%, 6/16/14		625	637,381
Qatar Government International Bond, 5.15%, 4/09/14 (b)		775	775,969
Queensland Treasury Corp. Series 17, 6.00%, 9/14/17	AUD	1,595	1,269,530
Republic of Turkey, 6.75%, 4/03/18	USD	400	396,252
Russia Government International Bond, 7.50%, 3/31/30 (d)		1,814	1,786,277
Société Financement de l’Economie Française, 3.38%, 5/05/14 (b)		955	959,084
South Africa Government International Bond, 6.88%, 5/27/19		220	226,050
Spain Government Bond:
4.20%, 7/30/13	EUR	1,000	1,485,544
4.40%, 1/31/15		100	148,874
3.80%, 1/31/17		490	691,725
4.60%, 7/30/19		445	648,123
Sweden Government Bond, 4.50%, 8/12/15	SEK	12,650	1,775,540

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2009	9

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Foreign Government Obligations	Par (000)		Value

Turkey Government International Bond, 7.00%, 6/05/20	USD	600	$598,500
United Kingdom Gilt:
5.00%, 3/07/12	GBP	10	17,616
5.25%, 6/07/12		1,210	2,143,891
2.25%, 3/07/14		1,095	1,729,431
5.00%, 9/07/14		1,969	3,563,235
4.00%, 9/07/16		265	459,799
4.50%, 3/07/19		780	1,366,344
4.50%, 12/07/42		990	1,656,906
Venezuela Government International Bond:
7.65%, 4/21/25	USD	225	120,375
9.00%, 5/07/23		1,190	728,280
9.25%, 9/15/27		5,940	4,039,200
9.25%, 5/07/28		660	404,250

Total Foreign Government Obligations — 60.0%			94,774,485

Non-U.S. Government Sponsored Agency Mortgage-Backed Securities

Japan — 0.2%
JLOC 37, LLC Series 37A Class A1, 0.79%, 1/15/15 (a)	JPY	31,655	311,013

United States — 4.3%
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-6 Class 3A, 5.43%, 9/25/34 (a)	USD	245	193,615
CS First Boston Mortgage Securities Corp. Series 2001-CKN5 Class A4, 5.44%, 9/15/34		456	463,125
Countrywide Alternative Loan Trust Series 2006-24CB Class A23, 6.00%, 6/25/36		710	428,843
Countrywide Home Loan Mortgage Pass-Through Trust Series 2003-56 Class 5A1, 4.77%, 12/25/33 (a)		274	247,505
First Union National Bank Commercial Mortgage Series 1999-C4 Class A2, 7.39%, 12/15/31		666	670,513
GSR Mortgage Loan Trust (a):
Series 2005-AR1 Class 4A1, 5.14%, 1/25/35		322	229,377
Series 2006-0A1 Class 2A1, 0.50%, 8/25/46		274	168,446
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2001-CIBC Class A3, 6.26%, 3/15/33		762	778,176
Series 2002-C2 Class A2, 5.05%, 12/12/34		500	474,537
JPMorgan Mortgage Trust Series 2004-A5 Class 3A1, 5.30%, 12/25/34 (a)		315	281,715
LB-UBS Commercial Mortgage Trust Series 2006-C7 Class A1, 5.28%, 11/15/38		568	575,730
Merrill Lynch Mortgage Trust Series 2002MW1 Class A4, 5.62%, 7/12/34		900	904,138

Non-U.S. Government Sponsored Agency Mortgage-Backed Securities	Par (000)		Value

United States (concluded)
Salomon Brothers Mortgage Securities VII, Inc. Series 2001-C2 Class A3, 6.50%, 11/13/36	USD	777	$797,950
WaMu Mortgage Pass-Through Certificates, Class 3A2 (a):
Series 2006-AR10, 6.09%, 8/25/46		252	150,092
Series 2006-AR18, 5.54%, 1/25/37		636	385,227

			6,748,989

Total Non-U.S. Government Sponsored Agency Mortgage-Backed Securities — 4.5%			7,060,002

Taxable Municipal Bonds

United States — 0.9%
Metropolitan Transportation Authority, RB, Build America Bonds, 7.34%, 11/15/39		345	410,133
State of California, GO:
Build America Bonds, 7.55%, 4/01/39		270	246,758
Various Purpose 3, 5.95%, 4/01/16		850	816,383

Total Taxable Municipal Bonds — 0.9%			1,473,274

U.S. Treasury Obligations

U.S. Treasury Bonds:
0.88%, 5/31/11		1,190	1,185,728
1.88%, 6/15/12		1,400	1,410,178
3.13%, 5/15/19		4,490	4,342,683
6.25%, 8/15/23 (c)		1,205	1,467,841
6.13%, 11/15/27		645	794,761
4.25%, 5/15/39		685	678,040

Total U.S. Treasury Obligations — 6.2%			9,879,231

Common Stocks	Shares

Canada — 0.1%
Ainsworth Lumber Co. Ltd. (e)		41,892	41,418
Ainsworth Lumber Co. Ltd. (b)(e)		47,014	46,555
Western Forest Products, Inc. (e)		54,716	11,760
Western Forest Products, Inc. (b)(e)		25,926	5,572

Total Common Stocks — 0.1%			105,305

Preferred Securities

Capital Trusts	Par (000)

France — 0.4%
AXA SA Series 21, 5.78% (a)(f)	EUR	800	693,472

Netherlands — 0.4%
ING Groep NV, 4.18% (a)(f)		875	601,476

Spain — 0.2%
BBVA International Preferred SA Unipersonal, 3.80% (a)(f)		350	260,230

See Notes to Financial Statements.

10	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2009

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Capital Trusts	Par (000)		Value

Switzerland — 0.1%
UBS Capital Securities Ltd., 8.84% (a)(f)	EUR	150	$164,135

United Kingdom — 0.0%
HBOS Capital Funding LP, 9.54% (a)(f)	GBP	60	44,420

United States — 0.1%
HVB Funding Trust VIII, 7.06% (a)(f)	EUR	250	147,300

Total Capital Trusts — 1.2%			1,911,033

Preferred Stocks	Shares

United States — 0.0%
PTV, Inc. Series A, 10.00%		29,543	3,841

Total Preferred Stocks — 0.0%			3,841

Total Preferred Securities — 1.2%			1,914,874

Warrants (g)

United States — 0.0%
HealthSouth Corp. (expires 1/16/14)		14,085	—

Venezuela — 0.0%
Venezuela Oil Obligations (expires 4/15/20)		3,000	57,000

Total Warrants — 0.0%			57,000

Other Interests (h)	Beneficial Interest (000)

United States — 0.0%
Adelphia Escrow		575	58
Adelphia Recovery Trust		721	2,885

Total Other Interests — 0.0%			2,943

Total Long-Term Investments (Cost — $153,971,909) — 95.8%			151,469,776

Short-Term Securities	Shares

BlackRock Liquidity Funds, TempFund, 0.45% (i)(j)		4,560,874	4,560,874

Total Short-Term Securities (Cost — $4,560,874) — 2.9%			4,560,874

Options Purchased	Contracts (k)		Value

Over-the-Counter Call Swaptions
Receive a fixed rate of 2.50% and pay a floating rate based on 3-month LIBOR, expiring November 2009, Broker JPMorgan Chase Bank NA		19	$61,808

Total Options Purchased (Premiums Paid — $88,815) — 0.0%			61,808

Total Investments (Cost — $158,621,598*) — 98.7%			156,092,458
Other Assets Less Liabilities — 1.3%			1,993,668

Net Assets — 100.0%			$158,086,126

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$159,635,937

Gross unrealized appreciation	$5,833,909
Gross unrealized depreciation	(9,377,388)

Net unrealized depreciation	$(3,543,479)

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(d)	Represents a step-bond. Rate is as of report date.

(e)	Non-income producing security.

(f)	Security is perpetual in nature and has no stated maturity date.

(g)

Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(h)	Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(i)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Interest

BlackRock Liquidity Funds, TempFund	4,560,874	$20,619
BlackRock Liquidity Series, LLC Cash Sweep Series	$(20,373,910)	$16,513

(j)	Represents the current yield as of report date.

(k)	One contract represents a notional amount of $1 million.

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2009	11

Schedule of Investments (continued)

•	Financial futures contracts purchased as of June 30, 2009 were as follows:

Contracts	Issue	Exchange	Expiration Date	Face Value	Unrealized Appreciation (Depreciation)

95	3-Year Australian Bond Future	Sydney	September 2009	$7,934,652	$(14,896)
1	10-Year Australian Bond Future	Sydney	September 2009	$83,172	476
27	10-Year U.S. Treasury Bond	Chicago	September 2009	$3,093,950	45,222
32	Euro-BOBL Future	Eurex	September 2009	$5,146,176	36,546
24	Euro-BUND Future	Eurex	September 2009	$4,004,421	72,175
15	Euro-SCHARTZ Future	Eurex	September 2009	$2,269,870	657
2	Long Gilt	London	September 2009	$387,711	819

Total					$140,999

•	Financial futures contracts sold as of June 30, 2009 were as follows:

Contracts	Issue	Exchange	Expiration Date	Face Value	Unrealized Appreciation (Depreciation)

114	2-Year U.S. Treasury Bond	Chicago	September 2009	$24,590,794	$58,144
22	5-Year U.S. Treasury Bond	Chicago	September 2009	$2,532,012	(8,199)
21	10-Year Canada Future Bond	Montreal	September 2009	$2,178,422	10,857
4	10-Year Japan Future Bond	Tokyo	September 2009	$5,819,166	(85,009)

Total					$(24,207)

•	Foreign currency exchange contracts as of June 30, 2009 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

AED	3,200,000	USD	882,393	BNP Paribas	7/06/09	$(11,208)
USD	871,935	AED	3,200,000	BNP Paribas	7/06/09	749
EUR	403,000	USD	560,200	Barclays Bank Plc	7/15/09	5,173
USD	17,387,208	EUR	12,707,000	Citibank NA	7/15/09	(439,584)
USD	884,679	EUR	636,000	Citigroup NA	7/15/09	(7,574)
EUR	291,000	USD	404,959	UBS AG	7/15/09	3,289
USD	2,605,384	EUR	1,877,500	UBS AG	7/15/09	(28,582)
USD	7,886,018	GBP	4,769,000	Barclays Bank Plc	8/26/09	40,552
DKK	2,376,000	USD	445,102	Citibank NA	8/26/09	2,068
NOK	1,004,000	USD	159,156	Citibank NA	8/26/09	(3,250)
USD	136,316	AUD	172,000	Citibank NA	8/26/09	(1,682)
USD	3,048,111	CAD	3,358,000	Citibank NA	8/26/09	160,099
USD	316,873	GBP	195,000	Citibank NA	8/26/09	(3,920)
USD	187,734,500	JPY	1,964,479	Citibank NA	8/26/09	(14,422)
USD	2,027,456	MXN	27,322,000	Citibank NA	8/26/09	(29,830)
USD	2,196,247	DKK	11,471,000	Goldman Sachs International	8/26/09	37,371
AUD	1,940,000	USD	1,530,602	UBS AG	8/26/09	25,880
USD	1,857,602	SEK	14,249,000	UBS AG	8/26/09	10,836
USD	625,980	AUD	790,000	UBS AG	8/26/09	(7,845)
KRW	270,755,200	USD	211,000	Deutsche Bank AG	8/31/09	2,198

Total						$(259,682)

See Notes to Financial Statements.

12	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2009

Schedule of Investments (continued)

•	Credit default swaps on single-name issues — buy protection outstanding as of June 30, 2009 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)

JTI (UK) Finance Plc	1.07%	UBS AG	September 2010	USD	550	$(4,688)
STMicroelectronics NV	0.26%	Citibank NA	September 2012	USD	400	11,205
Hannover Rueckversicherungs AG	0.43%	Citibank NA	March 2013	USD	600	16,115

Total						$22,632

•	Credit default swaps on single-name issues — sold protection outstanding as of June 30, 2009 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration	Credit Rating(1)	Notional Amount (000)(2)		Unrealized Appreciation (Depreciation)

Republic of Indonesia	1.63%	Citibank NA	March 2011	BB–	USD	1,500	$(32,680)
Imperial Tobacco Group Plc	0.75%	Citibank NA	September 2012	BBB–	EUR	800	(37,775)
Aviva Plc	1.30%	Deutsche Bank AG	March 2013	BBB+	EUR	650	(26,858)
Legal & General Group Plc	9.50%	Credit Suisse International	June 2014	BBB+	EUR	550	105,857

Total							$8,544

(1)	Using Standard & Poor’s ratings of the issuer.

(2)	The maximum potential amount the Fund may be required to pay should a negative credit event take place as defined under the terms of the agreement. See Note 2 of the Notes to Financial Statements.

•	Credit default swaps on traded indexes — buy protection outstanding as of June 30, 2009 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized (Depreciation)

Dow Jones iTraxx HiVol Series 1	3.75%	Credit Suisse International	June 2014	USD	3,750	$(76,764)

•	Credit default swaps on traded indexes — sold protection outstanding as of June 30, 2009 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration	Credit Rating(3)	Notional Amount (000)(4)		Unrealized Appreciation

Dow Jones CDX Emerging Markets Series 10 Volume 1	3.35%	Deutsche Bank AG	December 2013	BB+	USD	1,640	$140,480

(3)	Using Standard and Poor’s weighted average ratings of the underlying securities in the Index.

(4)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement. See Note 2 of the Notes to Financial Statements.

•	Interest rate swaps outstanding as of June 30, 2009 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)

3.15%(a)	6-month EURO	Deutsche Bank AG	May 2013	EUR	6,400	$(34,776)
8.15%(b)	3-month JIBAR	JPMorgan Chase Bank NA	July 2017	ZAR	14,000	72,640

Total						$37,864

(a)	Fund pays floating interest rate and receives fixed rate.

(b)	Fund pays fixed interest rate and receives floating rate.

•	Currency Abbreviations:

AED	United Arab Emirates Dirhams
AUD	Australian Dollar
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican New Peso
NOK	Norwegian Krone
SEK	Swedish Krona
USD	US Dollar
ZAR	South African Rand

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2009	13

Schedule of Investments (concluded)

•

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of June 30, 2009 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities

Assets

Level 1
Long-Term Investments:
Common Stock	$58,750
Short-Term Securities	4,560,874

Total Level 1	4,619,624

Level 2 — Long-Term Investments[1]	151,040,070
Level 3
Long-Term Investments:
Non-US Government Sponsored Agency Mortgage-Backed Securities	311,013
Warrants	57,000
Other Interests	2,943

Total Level 3	370,956

Total	$156,030,650

[1]	See above Schedule of Investments for values in each security type excluding the security types in Level 1 and Level 3 within the table.

	Other Financial Instruments[2]

	Assets	Liabilities

Level 1	$513,111	$(656,001)
Level 2	408,105	(213,541)
Level 3	—	—

Total	$921,216	$(869,542)

[2]

Other financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency contracts are shown at the unrealized appreciation/depreciation on the instrument and options are shown at market value.

The following is a reconciliation of investments for unobservable inputs (Level 3) used in determining fair value:

	Non-US Government Sponsored Agency Mortgage-Backed Securities	Warrants	Other Interests	Investments in Securities

Balance, as of December 31, 2008	—	—	$2,943	$2,943
Accrued discounts/premiums	—	—	—	—
Realized gain (loss)	—	—	—	—
Change in unrealized appreciation	—	—	—	—
Net purchases (sales)	—	—	—	—
Net transfers in	$311,013	$57,000	—	368,013

Balance, as of June 30, 2009	$311,013	$57,000	$2,943	$370,956

The following table is a reconciliation of other financial instruments for unobservable inputs (Level 3) used in determining fair value:

	Other Financial Instruments

	Assets	Liabilities

Balance, as of December 31, 2008	$48,661	$(145,214)
Accrued discounts/premiums	—	—
Realized gain (loss)	47,190	(154,157)
Change in unrealized appreciation/depreciation	(107,127)	305,709
Net purchases (sales)	11,276	(6,338)
Net transfers in/out	—	—

Balance, as of June 30, 2009	—	—

See Notes to Financial Statements.

14	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2009

Statement of Assets and Liabilities

June 30, 2009 (Unaudited)

Assets

Investments at value — unaffiliated (cost — $154,060,724)	$151,531,584
Investments at value — affiliated (cost — $4,560,874)	4,560,874
Unrealized appreciation on foreign currency exchange contracts	288,215
Unrealized appreciation on swaps	346,297
Foreign currency at value (cost — $283,218)	283,588
Investments sold receivable	2,522,482
Interest receivable	2,520,349
Capital shares sold receivable	402,551
Swaps receivable	53,791
Dividends receivable	9,646
Prepaid expenses	13,316
Other assets	34

Total assets	162,532,727

Liabilities

Unrealized depreciation on forward foreign exchange contracts	547,897
Unrealized depreciation on swaps	213,541
Investments purchased payable	2,258,288
Swap premiums received	497,557
Income dividends payable	497,014
Capital shares redeemed payable	135,662
Investment advisory fees payable	77,178
Service and distribution fees payable	50,834
Swaps payable	35,541
Margin variation payable	26,512
Other affiliates payable	15,592
Officer’s and Directors’ fees payable	73
Other accrued expenses payable	90,874
Other liabilities	38

Total liabilities	4,446,601

Net Assets	$158,086,126

Net Assets Consist of

Paid-in capital	$198,676,865
Undistributed net investment income	9,178,512
Accumulated net realized loss	(47,271,827)
Net unrealized appreciation/depreciation	(2,497,424)

Net Assets	$158,086,126

Net Asset Value

Institutional — Based on net assets of $39,031,770 and 6,650,863 shares outstanding, 1 billion shares authorized, $0.10 par value	$5.87

Investor A — Based on net assets of $68,220,678 and 11,631,244 shares outstanding, 1 billion shares authorized, $0.10 par value	$5.87

Investor B — Based on net assets of $9,040,717 and 1,541,588 shares outstanding, 1 billion shares authorized, $0.10 par value	$5.86

Investor C — Based on net assets of $22,759,265 and 3,881,462 shares outstanding, 1 billion shares authorized, $0.10 par value	$5.86

Investor C1 — Based on net assets of $19,033,696 and 3,249,031 shares outstanding, 1 billion shares authorized, $0.10 par value	$5.86

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2009	15

Statement of Operations

Six Months Ended June 30, 2009 (Unaudited)

Investment Income

Interest	$3,911,117
Dividends	9,000
Foreign tax withheld	(3,201)
Income — affiliated	37,132

Total income	3,954,048

Expenses

Investment advisory	476,287
Service — Investor A	88,312
Service and distribution — Investor B	33,930
Service and distribution — Investor C	102,413
Service and distribution — Investor C1	78,543
Transfer agent — Institutional	40,071
Transfer agent — Investor A	58,298
Transfer agent — Investor B	9,051
Transfer agent — Investor C	15,510
Transfer agent — Investor C1	18,127
Accounting services	57,502
Printing	36,838
Registration	35,310
Professional	32,965
Custodian	17,938
Officer and Directors	10,347
Miscellaneous	33,902

Total expenses	1,145,344
Less fees waived by advisor	(2,545)

Total expenses after fees waived	1,142,799

Net investment income	2,811,249

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	(6,307,009)
Financial futures contracts and swaps	(177,019)
Options written	52,936
Foreign currency	(2,444,631)

(8,875,723)

Net change in unrealized appreciation/depreciation on:
Investments	8,817,587
Financial futures contracts and swaps	1,169,736
Foreign currency	568,758

10,556,081

Total realized and unrealized gain	1,680,358

Net Increase in Net Assets Resulting from Operations	$4,491,607

See Notes to Financial Statements.

16	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2009

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008

Operations

Net investment income	$2,811,249	$6,225,557
Net realized gain (loss)	(8,875,723)	4,612,228
Net change in unrealized appreciation/depreciation	10,556,081	(18,504,423)

Net increase (decrease) in net assets resulting from operations	4,491,607	(7,666,638)

Dividends and Distributions to Shareholders From

Net investment income:
Institutional	(973,733)	(2,926,649)
Investor A	(1,692,369)	(4,105,516)
Investor B	(192,634)	(587,828)
Investor C	(415,720)	(912,086)
Investor C1	(414,522)	(1,313,492)
Net realized gain:
Institutional	(606,362)	—
Investor A	(1,071,072)	—
Investor B	(138,319)	—
Investor C	(330,619)	—
Investor C1	(300,028)	—

Decrease in net assets resulting from dividends and distributions to shareholders	(6,135,378)	(9,845,571)

Capital Share Transactions

Net increase (decrease) in net assets derived from capital share transactions	(10,047,000)	19,071,668

Redemption Fee

Redemption fee	2,608	29,296

Net Assets

Total increase (decrease) in net assets	(11,688,163)	1,588,755
Beginning of period	169,774,389	168,185,534

End of period	$158,086,126	$169,774,289

End of year undistributed net investment income	$9,178,512	$10,056,241

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2009	17

Financial Highlights

	Institutional

	Six Months Ended June 30, 2009 (Unaudited)
		Year Ended December 31,

		2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$5.92	$6.42	$6.27	$6.08	$6.66	$6.08

Net investment income[1]	0.11	0.24	0.27	0.28	0.35	0.40
Net realized and unrealized gain (loss)[2]	0.07	(0.38)	0.20	0.21	(0.58)	0.59

Net increase (decrease) from investment operations	0.18	(0.14)	0.47	0.49	(0.23)	0.99

Dividends and distributions from:
Net investment income	(0.14)	(0.36)	(0.32)	(0.30)	(0.35)	(0.41)
Net realized gain	(0.09)	—	—	—	—	—

Total dividends and distributions	(0.23)	(0.36)	(0.32)	(0.30)	(0.35)	(0.41)

Net asset value, end of period	$5.87	$5.92	$6.42	$6.27	$6.08	$6.66

Total Investment Return[3]

Based on net asset value	3.23%[4]	(2.23)%	7.87%	8.39%	(3.54)%	17.14%

Ratios to Average Net Assets

Total expenses	1.09%[5]	1.03%	1.04%	0.99%	1.00%	1.08%

Total expenses after fees waived	1.09%[5]	1.03%	1.04%	0.99%	1.00%	1.08%

Net investment income	3.89%[5]	3.72%	4.31%	4.59%	5.51%	6.59%

Supplemental Data

Net assets, end of period (000)	$39,032	$42,108	$44,799	$44,373	$44,675	$49,416

Portfolio turnover	132%[6]	201%[7]	134%	114%	103%	91%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Total investment returns exclude the effects of any sales charges.

[4]	Aggregate total investment return. Total return calculation includes redemption fees received by the Fund. The impact to the return is less than 0.01%.

[5]	Annualized.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover would have been 79%.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover would have been 144%.

See Notes to Financial Statements.

18	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2009

Financial Highlights (continued)

	Investor A

	Six Months Ended June 30, 2009 (Unaudited)
		Year Ended December 31,

		2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$5.92	$6.41	$6.26	$6.08	$6.66	$6.07

Net investment income[1]	0.10	0.22	0.26	0.27	0.33	0.39

Net realized and unrealized gain (loss)[2]	0.08	(0.36)	0.20	0.20	(0.58)	0.59

Net increase (decrease) from investment operations	0.18	(0.14)	0.46	0.47	(0.25)	0.98

Dividends and distributions from:
Net investment income	(0.14)	(0.35)	(0.31)	(0.29)	(0.33)	(0.39)
Net realized gain	(0.09)	—	—	—	—	—

Total dividends and distributions	(0.23)	(0.35)	(0.31)	(0.29)	(0.33)	(0.39)

Net asset value, end of period	$5.87	$5.92	$6.41	$6.26	$6.08	$6.66

Total Investment Return[3]

Based on net asset value	3.13%[4]	(2.29)%	7.66%	7.94%	(3.78)%	17.04%

Ratios to Average Net Assets

Total expenses	1.30%[5]	1.26%	1.25%	1.24%	1.25%	1.33%

Total expenses after fees waived	1.29%[5]	1.26%	1.25%	1.24%	1.25%	1.33%

Net investment income	3.69%[5]	3.51%	4.10%	4.33%	5.27%	6.34%

Supplemental Data

Net assets, end of period (000)	$68,221	$75,294	$68,840	$67,658	$68,497	$81,145

Portfolio turnover	132%[6]	201%[7]	134%	114%	103%	91%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Total investment returns exclude the effects of sales charges.

[4]	Aggregate total investment return. Total return calculation includes redemption fees received by the Fund. The impact to the return is less than 0.01%.

[5]	Annualized.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover would have been 79%.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover would have been 144%.

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2009	19

Financial Highlights (continued)

	Investor B

	Six Months Ended June 30, 2009 (Unaudited)
		Year Ended December 31,

		2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$5.92	$6.41	$6.26	$6.08	$6.66	$6.07

Net investment income[1]	0.09	0.19	0.22	0.23	0.30	0.35
Net realized and unrealized gain (loss)[2]	0.06	(0.36)	0.21	0.21	(0.58)	0.60

Net increase (decrease) from investment operations	0.15	(0.17)	0.43	0.44	(0.28)	0.95

Dividends and distributions from:
Net investment income	(0.12)	(0.32)	(0.28)	(0.26)	(0.30)	(0.36)
Net realized gain	(0.09)	—	—	—	—	—

Total dividends and distributions	(0.21)	(0.32)	(0.28)	(0.26)	(0.30)	(0.36)

Net asset value, end of period	$5.86	$5.92	$6.41	$6.26	$6.08	$6.66

Total Investment Return[3]

Based on net asset value	2.68%[4]	(2.80)%	7.10%	7.38%	(4.28)%	16.43%

Ratios to Average Net Assets

Total expenses	1.83%[5]	1.78%	1.77%	1.78%	1.78%	1.85%

Total expenses after fees waived	1.83%[5]	1.78%	1.77%	1.78%	1.78%	1.85%

Net investment income	3.15%[5]	2.97%	3.57%	3.82%	4.74%	5.81%

Supplemental Data

Net assets, end of period (000)	$9,041	$10,012	$13,234	$16,764	$22,512	$25,226

Portfolio turnover	132%[6]	201%[7]	134%	114%	103%	91%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Total investment returns exclude the effects of sales charges.

[4]	Aggregate total investment return. Total return calculation includes redemption fees received by the Fund. The impact to the return is less than 0.01%.

[5]	Annualized.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover would have been 79%.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover would have been 144%.

See Notes to Financial Statements.

20	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2009

Financial Highlights (continued)

	Investor C

	Six Months Ended June 30, 2009 (Untitled)	Year Ended December 31,		Period October 2, 2006[1] to December 31, 2006

		2008	2007

Per Share Operating Performance

Net asset value, beginning of period	$5.92	$6.41	$6.26	$6.15

Net investment income[2]	0.08	0.18	0.21	0.03
Net realized and unrealized gain (loss)[3]	0.07	(0.37)	0.20	0.15

Net increase (decrease) from investment operations	0.15	(0.19)	0.41	0.18

Dividends and distributions from:
Net investment income	(0.12)	(0.30)	(0.26)	(0.07)
Net realized gain	(0.09)	—	—	—

Total dividends and distributions	(0.21)	(0.30)	(0.26)	(0.07)

Net asset value, end of period	$5.86	$5.92	$6.41	$6.26

Total Investment Return[4]

Based on net asset value	2.58%[5,9]	(3.00)%	6.87%	2.92%[5]

Ratios to Average Net Assets

Total expenses	2.03%[6]	2.00%	1.99%	1.88%[6]

Total expenses after fees waived	2.03%[6]	2.00%	1.99%	1.88%[6]

Net investment income	2.94%[6]	2.82%	3.44%	3.02%[6]

Supplemental Data

Net assets, end of period (000)	$22,759	$20,340	$10,519	$1,398

Portfolio turnover	132%[7]	201%[8]	134%	114%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Includes a redemption fee, which is less than $0.01 per share.

[4]	Total investment returns exclude the effects of sales charges.

[5]	Aggregate total investment return.

[6]	Annualized.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover would have been 79%.

[8]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover would have been 144%.

[9]	Total return calculation includes redemption fees received by the Fund. The impact to the return is less than 0.01%.

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2009	21

Financial Highlights (concluded)

	Investor C1

	Six Months Ended June 30, 2009 (Unaudited)
		Year Ended December 31,

		2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$5.91	$6.41	$6.26	$6.07	$6.65	$6.07

Net investment income[1]	0.09	0.19	0.22	0.23	0.29	0.35
Net realized and unrealized gain (loss)[2]	0.07	(0.38)	0.21	0.21	(0.57)	0.59

Net increase (decrease) from investment operations	0.16	(0.19)	0.43	0.44	(0.28)	0.94

Dividends and distributions from:
Net investment income	(0.12)	(0.31)	(0.28)	(0.25)	(0.30)	(0.36)
Net realized gain	(0.09)	—	—	—	—	—

Total dividends and distributions	(0.21)	(0.31)	(0.28)	(0.25)	(0.30)	(0.36)

Net asset value, end of period	$5.86	$5.91	$6.41	$6.26	$6.07	$6.65

Total Investment Return[3]

Based on net asset value	2.84%[4]	(2.99)%	7.10%	7.51%	(4.33)%	16.22%

Ratios to Average Net Assets

Total expenses	1.87%[5]	1.80%	1.78%	1.81%	1.82%	1.90%

Total expenses after fees waived	1.86%[5]	1.80%	1.78%	1.81%	1.82%	1.90%

Net investment income	3.12%[5]	2.94%	3.57%	3.77%	4.61%	5.73%

Supplemental Data

Net assets, end of period (000)	$19,034	$22,020	$30,794	$37,796	$35,640	$19,447

Portfolio turnover	132%[6]	201%[7]	134%	114%	103%	91%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Total investment returns exclude the effects of sales charges.

[4]	Aggregate total investment return. Total return calculation includes redemption fees received by the Fund. The impact to the return is less than 0.01%.

[5]	Annualized.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover would have been 79%.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover would have been 144%.

See Notes to Financial Statements.

22	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2009

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock World Income Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The Fund is organized as a Maryland corporation. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B, Investor C and Investor C1 Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Investor C1 Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Investor C1 Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Fund:

Valuation of Investments: The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services selected under the supervision of the Fund’s Board of Directors (the “Board”). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. The fair value of asset-backed and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each tranche of the entity, establishes a benchmark yield and develops an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. TBA commitments are valued at the current market value of the underlying securities. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and trades of underlying securities. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the option. Over-the-counter options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying securities.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net assets of the are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board. Foreign currency exchange contracts and forward foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2009	23

Notes to Financial Statements (continued)

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment rate feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase in the secondary market certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA guaranteed Mortgage Pass-Through Certificates which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults of assets underlying these securities, can affect the value, income and/or liquidity of such positions.

Collateralized Mortgage Obligations: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”). These multiple class securities may be issued by GNMA, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes (“PACs”) and targeted amortization classes (“TACs”). IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: The Fund may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. The Fund also may invest in stripped mortgage-backed securities that are privately issued.

Mortgage Dollar Roll Transactions: The Fund may sell mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. Pools of mortgage securities are used to collateralize mortgage dollar roll transactions and may have different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund, and the income from these investments will generate income for the Fund. The Fund will account for dollar roll transactions as purchases and sales and realize gains and losses on these transactions.

Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will adversely impact the investment performance of the Fund.

Capital Trusts: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or

24	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2009

Notes to Financial Statements (continued)

adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for Federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

Preferred Stock: The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Short Sales: When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently “marked to market” to reflect the market value of the short sale. When the Fund makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the security exceeds the market value of the securities in the segregated account. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. The Fund is required to repay the counterparty any dividends or interest received on the security sold short. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

TBA Commitments: The Fund may enter into to-be-announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Fund’s other assets.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund segregates assets in connection with certain investments (e.g., dollar rolls, TBAs beyond normal settlement, options, swaps, written swaptions, written options or financial futures contracts), the Fund will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, the Fund may also be required to deliver or deposit securities as collateral for certain investments (e.g., financial futures contracts and swaps). As part of these agreements, when the value of these investments achieves a previously agreed upon value (minimum transfer amount), the Fund may be required to deliver and/or receive additional collateral.

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statutes of limitations on the Fund’s US federal tax returns remain open for each of the four years ended December 31, 2008. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncement: In June 2009, Statement of Financial Accounting Standards No. 166, “Accounting for Transfers of Financial Assets — an amendment of FASB Statement No. 140” (“FAS 166”), was issued. FAS 166 is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance,

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2009	25

Notes to Financial Statements (continued)

and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. FAS 166 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of FAS 166 must be applied to transfers occurring on or after the effective date. Additionally, the disclosure provisions of FAS 166 should be applied to transfers that occurred both before and after the effective date of FAS 166. The impact of FAS 166 on the Fund’s financial statement disclosures, if any, is currently being assessed.

Other: Expenses directly related to the Fund are charged to that Fund. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.

2. Derivative Financial Instruments:

The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to economically hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract. The Fund may mitigate these losses through master netting agreements included within an International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreement between the Fund and its counterparty. The ISDA allows the Fund to offset with its counterparty the Fund’s derivative financial instruments’ payables and/or receivables with collateral held. To the extent amounts due to the Fund from its counterparty are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices.

The Fund is subject to credit risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives.

Financial Futures Contracts: The Fund may purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk) or foreign currencies (foreign currency exchange risk). Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying assets. Futures transactions involve minimal counterparty risk since futures contracts are guaranteed against default by the exchange on which they trade.

Foreign Currency Exchange Contracts: The Fund may enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio positions (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency contracts, when used by the Fund, help to manage the overall exposure to the foreign currency backing some of the investments held by the Fund. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that counterparties may not meet the terms of the agreement and market risk of unanticipated movements in the value of a foreign currency relative to the US dollar. In the event of default by the counterparty to the transaction, the Portfolio’s maximum amount of loss, as either the buyer or seller, is the unrealized loss of the contract.

Options: The Fund may purchase and write call and put options to increase or decrease its exposure to underlying securities (interest rate risk). When the Fund purchases a call option it may increase its exposure to the underlying security and when the Fund purchases a put option it may decrease its exposure to the underlying security. When the Fund writes a call option it may decrease its exposure to the underlying security and when the Fund writes a put option it may increase its exposure to the underlying security. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability) and an equivalent liability (asset). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying security subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Fund bears the market risk of an unfavorable change in the price of the underlying security or the risk that

26	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2009

Notes to Financial Statements (continued)

the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing a security at a price different from the current market value. The Fund may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain over-the-counter options may expose the Fund to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter option transaction, the Fund’s maximum amount of loss is the premium paid (as purchaser) or the unrealized loss of the contract (as writer).

Swaps: The Fund may enter into swap agreements, in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Swap transactions involve, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund enters into credit default agreements to provide a measure of protection against the default of an issuer (as buyer protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign) or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or seller, is the fair value of the credit default swap. The aggregate fair value of credit default swaps in a net liability position as of June 30, 2009 was $149,024 as included on the Schedule of Investments. If a defined credit event had occurred as of June 30, 2009, the credit default swaps’ credit-risk-related contingent features, as described above, would have been triggered and the Fund would have been required to pay $5,140,000, which is the notional amount of the credit default swaps in a net liability position that the Fund is the seller less the value of the credit default swaps’ underlying issuers or indices.

•

Swaptions — Swap options (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option (interest rate risk) is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. In purchasing and writing swaptions, the Fund bears the market risk of an unfavorable change in the price of the underlying interest rate swap or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written swaption could result in the Fund purchasing an interest rate swap at a price different from the current market value. The Fund executes transactions in over-the-counter swaptions. Transactions in over-the-counter swaptions may expose the Fund to the risk of default by the counterparty to the transaction. In the event of default by the counterparty, the Fund’s maximum amount of loss is the premium paid (as purchaser) or the unrealized loss of the contract (as writer).

•

Interest rate swaps — The Fund may enter into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. The Fund’s maximum risk of loss due to counterparty default is the discounted net value of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2009	27

Notes to Financial Statements (continued)

Derivatives Not Accounted for as Hedging Instruments under Financial Accounting Standards Board Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities”:

Values of Derivative Instruments as of June 30, 2009*

	Asset Derivatives		Liability Derivatives

	Balance Sheet Location	Value	Balance Sheet Location	Value

Interest rate contracts**	Unrealized appreciation on swaps/ Net unrealized appreciation/depreciation Investments at value — unaffiliated	$359,344	Unrealized depreciation on swaps/ Net unrealized appreciation/depreciation	$142,880

Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	288,215	Unrealized depreciation on foreign currency exchange contracts	547,897

Credit contracts	Unrealized appreciation on swaps/ Investments at value — unaffiliated	273,657	Unrealized depreciation on swaps	178,765

Total		$921,216		$869,542

*	For open derivative instruments as of June 30, 2009, see the Schedule of Investments, which is also indicative of activity for the six months ended June 30, 2009.

**

Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations Six Months Ended June 30, 2009

	Net Realized Gain (Loss) From Derivatives Recognized in Income

	Options	Financial Futures Contracts	Swaps	Foreign Currency Exchange Contracts	Total

Interest rate contracts	—	$7,018	$27,805	—	$34,823
Foreign currency exchange contracts	$(66,768)	—	—	$(2,411,172)	(2,477,940)
Credit contracts	—	—	(211,842)	—	(211,842)

Total	$(66,768)	$7,018	$(184,037)	$(2,411,172)	$(2,654,959)

	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income

	Options	Financial Futures Contracts	Swaps	Foreign Currency Exchange Contracts	Total

Interest rate contracts	$(27,007)	$685,020	$211,341	—	$869,354
Foreign currency exchange contracts	—	—	—	$495,904	495,904
Credit contracts	—	—	273,375	—	273,375

Total	$(27,007)	$685,020	$484,716	$495,904	$1,638,633

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Bank of America Corporation (“BAC”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but BAC is not.

The Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.60% of the Fund’s average daily net assets.

The Manager has entered into separate sub-advisory agreements with BlackRock Financial Management, Inc. and BlackRock International Limited, both affiliates of the Manager, under which the Manager pays each sub-adviser for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Manager.

The Manager has agreed to waive its advisory fee by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by advisor in the Statement of Operations.

For the six months ended June 30, 2009, the Fund reimbursed the Manager $1,650 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Fund has entered into a Distribution Agreement and Distribution Plans with BlackRock Investments, LLC (“BIL”), which is an affiliate of BlackRock.

28	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2009

Notes to Financial Statements (continued)

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

	Service Fee	Distribution Fee

Investor A	0.25%	—
Investor B	0.25%	0.50%
Investor C	0.25%	0.75%
Investor C1	0.25%	0.55%

Pursuant to sub-agreements with BIL, broker-dealers and BIL provide shareholder servicing and distribution services to the Fund. The ongoing service fee and/or distribution fee compensates BIL and each broker-dealer for providing shareholder servicing and/or distribution-related services to Investor A, Investor B, Investor C and Investor C1 shareholders.

For the six months ended June 30, 2009, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $189. Affiliates received contingent deferred sales charges of $6,141, $9,294 and $1,217 relating to transactions in Investor B, Investor C and Investor C1 Shares, respectively. Furthermore, affiliates received contingent deferred sales charges of $1,323 relating to transactions subject to front-end sales charge waivers on Investor A Shares.

PNC Global Investment Servicing (U.S.) Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, is the transfer agent and dividend disbursing agent. Each class of the Fund bears the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Fund, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended June 30, 2009, the Fund reimbursed the Manager for costs incurred running the call center, which are included in transfer agent fees in the Statement of Operations.

Call Center Fees

Institutional	$1,367
Investor A	$2,310
Investor B	$216
Investor C	$369
Investor C1	$239

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Fund’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments (including paydowns, TBA and mortgage dollar roll transactions and excluding short-term securities and US government securities) for the six months ended June 30, 2009, were $165,366,184 and $183,450,781, respectively.

For the six months ended June 30, 2009, purchases and sales of US government securities were $ 44,361,646 and $ 35,219,335, respectively.

For the six months ended June 30, 2009, purchases and sales of mortgage dollar rolls were $82,862,113 and $93,597,578, respectively.

Transactions in call options written for the six months ended June 30, 2009 were as follows:

Call Options Written	Contracts†	Premiums Received

Outstanding call options written, beginning of period	—	—
Options written	5,200	$52,396
Options expired	(5,200)	(52,396)

Outstanding call options written, end of period	—	—

†	Some contracts include a notional amount of $1 million.

5. Short-Term Borrowings:

The Fund along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2009. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Fund paid its pro rata share of a 0.02% upfront fee on the aggregate commitment amount based on its net assets. The Fund pays a commitment fee of 0.08% per annum based on

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2009	29

Notes to Financial Statements (continued)

the Fund’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) in effect from time to time. The Fund did not borrow under the credit agreement during the six months ended June 30, 2009.

6. Capital Loss Carryforward:

As of December 31, 2008, the Fund had a capital loss carryforward available to offset future realized capital gains through the indicated expiration dates:

Expires December 31,

2009	$7,574,253
2010	17,836,357
2011	4,375,952
2014	1,610,868
2016	2,060,971

Total	$33,458,401

7. Geographic, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund have unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Fund’s exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Fund’s Statement of Assets and Liabilities.

The Fund invests from time to time a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Please see the Schedule of Investments for concentrations in specific countries.

8. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2009		Year Ended December 31, 2008

	Shares	Amount	Shares	Amount

Institutional

Shares sold	742,415	$4,311,888	5,114,953	$33,250,640
Shares issued to shareholders in reinvestment of dividends and distributions	190,724	1,099,703	281,878	1,738,658

Total issued	933,139	5,411,591	5,396,831	34,989,298
Shares redeemed	(1,395,095)	(8,014,406)	(5,266,894)	(31,823,765)

Net increase (decrease)	(461,956)	$(2,602,815)	129,937	$3,165,533

Investor A

Shares sold	1,258,204	$7,273,667	6,030,984	$38,097,151
Shares issued to shareholders in reinvestment of dividends and distributions	289,731	1,669,750	387,153	2,384,264

Total issued	1,547,935	8,943,417	6,418,137	40,481,415
Shares redeemed	(2,642,119)	(15,339,609)	(4,430,061)	(27,310,939)

Net increase (decrease)	(1,094,184)	$(6,396,192)	1,988,076	$13,170,476

30	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2009

Notes to Financial Statements (concluded)

	Six Months Ended June 30, 2009		Year Ended December 31, 2008

	Shares	Amount	Shares	Amount

Investor B

Shares sold	75,047	$431,661	266,112	$1,700,007
Shares issued to shareholders in reinvestment of dividends and distributions	37,792	217,784	56,061	345,733

Total issued	112,839	649,445	322,173	2,045,740
Shares redeemed	(263,551)	(1,511,870)	(694,151)	(4,329,096)

Net decrease	(150,712)	$(862,425)	(371,978)	$(2,283,356)

Investor C

Shares sold	986,644	$5,682,131	3,102,445	$19,680,209
Shares issued to shareholders in reinvestment of dividends and distributions	99,852	575,649	112,855	690,074

Total issued	1,086,496	6,257,780	3,215,300	20,370,283
Shares redeemed	(643,683)	(3,705,735)	(1,417,593)	(8,596,212)

Net increase	442,813	$2,552,045	1,797,707	$11,774,071

Investor C1

Shares sold	54,647	$314,681	150,343	$956,319
Shares issued to shareholders in reinvestment of dividends and distributions	80,069	460,849	134,706	833,391

Total issued	134,716	775,530	285,049	1,789,710
Shares redeemed	(611,542)	(3,513,143)	(1,366,874)	(8,544,766)

Net decrease	(476,826)	$(2,737,613)	(1,081,825)	$(6,755,056)

There is a 2% redemption fee on shares redeemed or exchanged that have been held for 30 days or less. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid-in capital.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through August 25, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2009	31

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock World Income Fund, Inc. (the “Fund”) met on May 5, 2009 and June 4 – 5, 2009 to consider the approval of the Fund’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between the Manager and each of (a) BlackRock Financial Management, Inc. and (b) BlackRock International Limited (collectively, the “Sub-Advisors”) with respect to the Fund. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board of the Fund consisted of fifteen individuals, twelve of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), at the time of the Board’s approval of the Agreements. The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, which each have one interested Board Member) and is chaired by Independent Board Members.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by the personnel of BlackRock and its affiliates, including investment management, administrative services, shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting legal and regulatory requirements.

Throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management and portfolio managers’ analysis of the reasons for any underperformance against its peers; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Fund operating expenses; (d) the resources devoted to and compliance reports relating to the Fund’s investment objective, policies and restrictions; (e) the Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; and (k) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the May 5, 2009 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in an ongoing process with BlackRock to continuously review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the May meeting included: (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses, and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional and closed-end funds, under similar investment mandates, as well as the performance of such other clients; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by the Fund to BlackRock; (f) sales and redemption data regarding the Fund’s shares; and (g) an internal comparison of management fees classified by Lipper, if applicable.

32	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2009

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

At an in-person meeting held on May 5, 2009, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the May 5, 2009 meeting, the Board presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the June 4 – 5, 2009 Board meeting.

At an in-person meeting held on June 4 – 5, 2009, the Fund’s Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund and the Sub-Advisory Agreements between the Manager and the Sub-Advisors with respect to the Fund, each for a one-year term ending June 30, 2010. The Board considered all factors it believed relevant with respect to the Fund, including, among other factors: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock portfolio management; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and certain affiliates from the relationship with the Fund; (d) economies of scale; and (e) other factors.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, and the performance of at least one relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed a general description of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services, BlackRock and its affiliates provide the Fund with other services, including: (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the May 5, 2009 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of the Fund throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2009	33

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

The Board noted that the Fund ranked in the third, second and first quartiles against its Lipper Performance Universe for the one-, three-and five-year periods reported, respectively.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual advisory fee rates compared with the other funds in its Lipper category. It also compared the Fund’s total expenses, as well as actual management fees, to those of other comparable funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and each fund the Board currently oversees for the year ended December 31, 2008 compared to aggregate profitability data provided for the year ended December 31, 2007. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information is available, the Board considered BlackRock’s operating margin in general compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. The comparison indicated that operating margins for BlackRock with respect to its registered funds are consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms, which concluded that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high-quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that, although the Fund’s contractual advisory fees, which do not take into account any expense reimbursements or fee waivers, were above the median contractual advisory fees paid by the Fund’s Peers, such fees were within 5% of the median amount.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the assets of the Fund. The Board considered that the funds in the BlackRock fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as a stand-alone entity. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations.

E. Other Factors: The Board also took into account other ancillary or “fallout” benefits that BlackRock or its affiliates and significant shareholders may derive from its relationship with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board also noted that BlackRock may use third party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

34	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2009

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2010 and the Sub-Advisory Agreements between the Manager and Sub-Advisors with respect to the Fund for a one-year term ending June 30, 2010. Based upon its evaluation of all these factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2009	35

Officers and Directors

Robert M. Hernandez, Chairman of the Board and Director
Fred G. Weiss, Vice Chair of the Board, Chairman of the Audit Committee and Director
James H. Bodurtha, Director
Bruce R. Bond, Director
Donald W. Burton, Director
Richard S. Davis, Director
Stuart E. Eizenstat, Director
Laurence D. Fink, Director
Kenneth A. Froot, Director
Henry Gabbay, Director
John F. O’Brien, Director
Roberta Cooper Ramo, Director
Jean Margo Reid, Director
David H. Walsh, Director
Richard R. West, Director
Donald C. Burke, President and Chief Executive Officer
Anne F. Ackerley, Vice President
Neal J. Andrews, Chief Financial Officer
Jay M. Fife, Treasurer
Brian P. Kindelan, Chief Compliance Officer of the Fund
Howard B. Surloff, Secretary

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Custodian
State Street Bank and Trust Company
Boston, MA 02101

Transfer Agent
PNC Global Investment Servicing (U.S.) Inc.
Wilmington, DE 19809

Accounting Agent
State Street Bank and Trust Company
Princeton, NJ 08540

Distributor
BlackRock Investments, LLC
New York, NY 10022

Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809

Effective July 31, 2009, Donald C. Burke, President and Chief Executive Officer of the Fund retired. The Fund’s Board of Directors wishes Mr. Burke well in his retirement.

Effective August 1, 2009, Anne F. Ackerley became President and Chief Executive Officer of the Fund, and Jeffrey Holland and Brian Schmidt became Vice Presidents of the Fund.

Effective August 1, 2009, Jean Margo Reid resigned as a Director of the Fund. The Fund’s Board of Directors wishes Ms. Reid well in her future endeavors.

36	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2009

Additional Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2009	37

Additional Information (concluded)

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Click on the applicable link and follow the steps to sign up

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how the Fund votes proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

38	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2009

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio
BlackRock Asset Allocation Portfolio†
BlackRock Aurora Portfolio
BlackRock Balanced Capital Fund†
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Energy & Resources Portfolio
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Growth Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund†
BlackRock Global Dynamic Equity Fund
BlackRock Global Emerging Markets Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Healthcare Fund
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Diversification Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio
BlackRock International Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Core Plus Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Science & Technology Opportunities Portfolio
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Funds

BlackRock Bond Portfolio
BlackRock Emerging Market Debt Portfolio
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Income Portfolio†
BlackRock Income Builder Portfolio†
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Long Duration Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Strategic Income Portfolio
BlackRock Total Return Fund
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios
Conservative Prepared Portfolio
Moderate Prepared Portfolio
Growth Prepared Portfolio
Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
Prepared Portfolio 2010
Prepared Portfolio 2015
Prepared Portfolio 2020
Prepared Portfolio 2025
Prepared Portfolio 2030
Prepared Portfolio 2035
Prepared Portfolio 2040
Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2009	39

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

#10788-6/09

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –

Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – Not Applicable to this semi-annual report

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock World Income Fund, Inc.

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of
BlackRock World Income Fund, Inc.

Date: August 21, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock World Income Fund, Inc.

Date: August 21, 2009

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock World Income Fund, Inc.

Date: August 21, 2009